YRC WORLDWIDE INVESTOR PRESENTATION Investor presentation February 2018 Exhibit 99.1

YRC WORLDWIDE INVESTOR PRESENTATION The information in this presentation is summary in nature and may not contain all information that is important to you. The Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this presentation is made by YRC Worldwide Inc. (the “Company” or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information. This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on our current expectations and assumptions about future events, and while our management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those we discuss in the “Risk Factors” section of our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission. This presentation includes the presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. We believe our presentation of Adjusted EBITDA is useful to investors and other users as these measures represent key supplemental information our management uses to compare and evaluate our core underlying business results both on a consolidated basis and across our business segments, particularly in light of our leverage position and the capital-intensive nature of our business. Additionally, Adjusted EBITDA helps investors to understand how the company is tracking against our financial covenants in our term loan credit agreement as this measure is calculated as prescribed therein and serves as a driving component of our key financial covenants. You should be aware that this presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. A reconciliation of this measure to the most comparable measures presented in accordance with generally accepted accounting principles has been included in this presentation. Product names, logos, brands, and other trademarks featured or referred to are the property of their respective trademark holders. These trademark holders are not affiliated with YRC Worldwide Inc. They do not sponsor or endorse our materials. Statements & disclaimers

From the time we began traveling the roads more than 90 years ago, we have used a combination of extraordinary service, technology and good old fashioned hard work to evolve into the company we are today. YRC WORLDWIDE INVESTOR PRESENTATION One of the largest less-than-truckload (LTL) carriers in North America featuring… ~32,000 Employees ~940M Miles Driven $4.9B Annual Revenue

Providing services under a portfolio of four operating companies. YRC WORLDWIDE INVESTOR PRESENTATION Collectively, we have approximately 20 - 25% of the public carrier market by tonnage. We provide the broadest coverage and more service capability throughout North America than any competitor. To put it simply, customers tell us where they want their freight to go and when it needs to be there, and we take it there; we carry the economy. Our family of companies

YRC WORLDWIDE INVESTOR PRESENTATION YRC Freight serves manufacturing, wholesale, retail and government customers throughout North America. When customers need longer-haul LTL shipping solutions, YRC Freight is the expert. FY 2017 Revenue $3.1 Billion FY 2017 Adjusted EBITDA $138 Million # of Customers ~ 120,000 # of Terminals 260 Average Length of Haul 1,300 Miles Average Weight 1,200 lbs. Average Transit 3-4 Days North America. Delivered.

YRC WORLDWIDE INVESTOR PRESENTATION For next-day and time-sensitive services, we have three distinct regional carriers: Holland, Reddaway and New Penn. All three brands are well established in their respective regions. FY 2017 Revenue $1.8 Billion FY 2017 Adjusted EBITDA $136 Million # of Customers ~ 150,000 # of Terminals 124 Average Length of Haul 400 Miles Average Weight 1,500 lbs. Average Transit > 90% 2 Days or Less Regional expertise

The company you keep says a lot about you. YRC WORLDWIDE INVESTOR PRESENTATION And we work with some very good companies. We’re fortunate to have stable, long-standing relationships with some of the greatest companies in the world, from large Fortune 500 companies to small, privately-held businesses. Our customers

YRC WORLDWIDE INVESTOR PRESENTATION Unishippers Global Logistics 2017 Midwest Regional LTL Carrier of the Year Logistics Management Quest for Quality Award Winner (31 times) Walmart, Unishippers, Avery Dennison, Echo Group Logistics and Worldwide Express Regional Carrier of the Year Parker Hannifin, BASF, Transplace and Ravago LTL Carrier of the Year GlobalTranz Midwest Regional Carrier of the Year Toyota North American Parts LTL Logistics Partner of the Year Logistics Management Quest for Quality Award Winner (30 times) Unishippers, Avery Dennison and Echo Group Logistics Regional Carrier of the Year Parker Hannifin and BASF LTL Carrier of the Year Toyota North American Parts LTL Logistics Partner of the Year Haworth Carrier of the Year Logistics Management Quest for Quality Award Winner (22 times) Worldwide Express 2015 Western Regional Carrier of the Year Unishippers Global Logistics 2017 & 2015 Regional LTL Partner of the Year Toyota North American Parts 2015 & 2014 LTL Provider of the Year Echo Global Logistics 2015 Platinum Award 2014 Carrier of the Year GlobalTranz Carrier of the Year 2015, 2014, 2013, 2011 (Western Region) Walmart 2016 LTL Carrier of the Year NASSTRAC 2016 LTL Carrier of the Year JB Hunt 2015 National LTL Carrier of the Year Inbound Logistics 2015 top 100 Trucker Unishippers Global Logistics 2017 & 2015 National LTL Carrier of the Year ScoopMonkey’s Top 100 Best Carriers Commercial Carrier Journal’s Top 250 Carriers Transport Topics Top 100 Carriers We delivered AND Our customers noticed

Competitive strengths YRC Worldwide’s competitive strengths provide a platform for continued improvement and long-term growth.

YRC WORLDWIDE INVESTOR PRESENTATION ~32,000 highly experienced employees throughout North America. ~17,000 drivers safely and efficiently moving freight throughout our network. ~ 14 year average tenure of union employees. Less than 15% union employee turnover. More than 250,000 long-term relationships with customers. More than 150 years of operating experience among senior management team. Our people

YRC WORLDWIDE INVESTOR PRESENTATION Typical LTL driving distance contributes to stable workforce and low turnover. ~940 million miles covered in 2017 (the equivalent of more than 167,000 round trips between New York and Los Angeles). 1,970 active accident-free 1 million mile drivers 642 active accident-free 2 million mile drivers 142 active accident-free 3 million mile drivers 28 active accident-free 4 million mile drivers 2 active accident-free 5 million mile drivers 1 active accident-free 6 million mile driver Our Dedication

YRC WORLDWIDE INVESTOR PRESENTATION YRC Freight Service Center Our NetworkS Reddaway Service Center New Penn Service Center Holland Service Center Border Gateways

YRC WORLDWIDE INVESTOR PRESENTATION YRC Freight operates a modernized national network. Regional carriers operate direct loading and quick sort networks. 384 terminals ~21,000 doors ~14,000 tractors ~45,000 trailers Reinvesting in the business by replenishing the fleet through a combined approach of purchasing and leasing. Since 2015, taken delivery of more than 2,700 tractors and 6,800 trailers. Our assets

YRC WORLDWIDE INVESTOR PRESENTATION Implementing tools for continuous improvement in safety, efficiency, and productivity. In-Cab Safety Technology (in service) 89 Dimensioners (in service) Dock Supervisor Tablets (in service) Quintiq Pickup and Delivery Route Optimization Software (full implementation expected in 2018) Pick Up & Delivery Handheld Units (in service) Optym Linehaul Route Optimization Software (in service) Customer Self-Service Portals To Support Digital Experience (implementation in process) Our technology

The result is award-winning customer service with a flexible supply chain that provides the broadest coverage throughout North America. YRC WORLDWIDE INVESTOR PRESENTATION Our PEOPLE Our NETWORKS Our TECHNOLOGY Our ASSETS Our DEDICATION

YRC WORLDWIDE INVESTOR PRESENTATION 1 2 3 4 Update on Recent events 4Q17 Financial Results In 4Q17, operating revenue increased 5.3% to $1.2 billion compared to 4Q16. 4Q17 Adjusted EBITDA was $58.5 million compared $57.7 million a year ago. CDA Notes Maturity Extended Contribution deferral agreement notes extended from December 2019 to December 2022. Reduced outstanding principal by $25 million. Annual principal amortization of 2%. Network Enhancement at YRC Freight Significant structural upgrade implemented in November 2017. Transitioned eight terminals to distribution centers to serve as quick sort operations. Implemented the use of utility employees that will be able to perform multiple job functions. Continued Reinvestment in the Business In 4Q17 the Company took delivery of more than 450 tractors with approximately another 900 scheduled for delivery in the first two quarters of 2018. The Company also took delivery of more than 1,900 tractors in 4Q17 with approximately another 450 expected to be delivered in the first half of 2018.

YRC WORLDWIDE INVESTOR PRESENTATION Seattle Portland Tracy Salt Lake City Denver Phoenix Bloomington Kansas City Oklahoma City Jackson Indianapolis Houston Memphis Nashville Chicago Dallas St. Paul San Antonio Omaha South Bend St. Louis Atlanta Charlotte Akron Harrisburg Buffalo Maybrook Richmond Hagerstown Orlando Columbus 8 New Distribution Centers 23 Current Distribution Centers Yrc freight’s Network Enhancement

Financial update

YRC WORLDWIDE INVESTOR PRESENTATION Since 2013 debt obligations reduced by $435.2 million and cash interest payments reduced by ~$40 million per year. (a) Average effective interest rate as of December 31, 2017 Term Loan ABL Term A Capital Leases ABL Term B Contribution Deferral Agreement (CDA) Notes Series A Notes Series B Notes 6% Convertible Senior Notes Capital Leases New Term Loan CDA Notes $1,361.3M $926.1M Pre-Refinancing - 12/31/13 9 Debt Facilities As of 12/31/17 3 Debt Facilities 5% Convertible Notes 5% Convertible Notes Series B Notes Series A Notes Post-Refinancing - 3/31/14 6 Debt Facilities Capital Leases 12.1% (a) New Term Loan 10.1% CDA Notes 7.8% (a) $1,221.0M Simplified capital structure

YRC WORLDWIDE INVESTOR PRESENTATION Significant extension of maturities provides runway to continue operational transformation. Focused on Operational Execution Runway 3.3 years February 2018 IBT (MOU) March ABL Facility June Term Loan July CDA Notes December No near-term maturities

YRC WORLDWIDE INVESTOR PRESENTATION Growing into capital structure. Continue to de-risk the balance sheet. Funded Debt to Adjusted EBITDA ratio down 5.2 turns. Note: Funded debt balances based on par value Leverage ratio

YRC WORLDWIDE INVESTOR PRESENTATION After several years of curtailing investment in the business, capital spending has resumed. Fleet replenishment through operating leases beginning in 2013. Increased leasing activity due to greater financing options resulting from the Company’s improved financial condition. For FY 2017, the CapEx Equivalent (CapEx plus the Capital Value of Leases) was 4.8% of revenue. Since the beginning of 2015, the Company has taken delivery of more than 2,700 tractors and 6,800 trailers. Acquired 89 dimensioners since 2014. Dimensioning technology is used to better cost, price and plan freight loading and flow. Reinvesting in the business

YRC WORLDWIDE INVESTOR PRESENTATION 4x increase in technology investment from 2013 to 2017. Recent Technology & Other CapEx investments include: Dimensioners(a) Mobileye and Lytx in-cab safety technology(a) Pickup and delivery handheld units Upgraded forklift technology PROS yield management technology Dock supervisor tablets KRONOS time and attendance system Dimensional freight quote based shipping solution Sysnet linehaul optimization technology As we move forward, we expect to continue reinvesting at a similar level including: Optym linehaul load plan creation and network optimization Quintiq pick-up and delivery software (a) Included in Other CapEx Reinvesting in the business

YRC WORLDWIDE INVESTOR PRESENTATION Assuming current market performance of an operating ratio of approximately 91, the long-term goals are: YRC Regional: ~95% YRC Freight: ~97% Note: The peer group’s FY 2017 Operating Ratio includes ODFL, SAIA LTL, ABFS, FDXF and XPO LTL. FY 2017 (amounts in millions) YRC Regional YRC Freight Revenue $1,823.4 $3,067.9 Operating Income 67.9 41.4 Operating Ratio 96.3% 98.7% Improvement Opportunity Operating Ratio Goals Opportunity for Operating Ratio improvement

YRC WORLDWIDE INVESTOR PRESENTATION 1 Plan to achieve operating ratio goals Delivering Award Winning Service and Partnering with Our Customers YRC Freight’s network enhancement transitioned eight terminals to regional distribution centers and implemented use of utility employees 2 Enhancing Employee Engagement Union employees profit sharing bonus opportunity based on achieving OR metrics 3 Improving Productivity Dock supervisor tablets Utilizing Sysnet software to reduce linehaul miles 4 Focusing on Safety In-cab safety technology New investment in employee injury avoidance is being implemented in 2018 5 Continue Investing in Technology and Revenue Equipment Optym linehaul route optimization software Quintiq pickup and delivery route optimization software 6 Volume and Yield Growth Economic growth Continued market price rationalization

YRC WORLDWIDE INVESTOR PRESENTATION Plan to continue investing back into the business through combined purchasing and leasing to enhance shareholder value. International Brotherhood of Teamsters memorandum of understanding (MOU) in place through March 2019. Annual wage increases of $0.34 per hour in April 2018. Annual health, welfare and pension benefit contributions increase in August 2018; MOU provides for up to a $1/hour, or approximately 8%, increase in 2018. No material long-term debt / facility maturities until 2Q21. Operational runway for management to continue the operational turnaround. Total federal net operating losses (NOLs) of $805.4 million as of December 31, 2017 that expire between 2028 - 2037. Helps mitigate federal cash income tax payments. Tax Cuts and Jobs Act of 2017 is not expected to have a significant impact due to the NOL carryforwards. 1 2 3 4 Forward Looking considerations

YRC WORLDWIDE INVESTOR PRESENTATION How we plan to move freight, our company, and your investment. YRC Worldwide provides the opportunity to invest in a portfolio of four proud and distinct LTL operating companies. Experienced Leadership Team Strong Industry Position Tremendous Asset Base Simplified & Stable Capital Structure Diversified Business Model Reinvestment Back into Business Well Positioned In A Tight Capacity Environment

YRC WORLDWIDE INVESTOR PRESENTATION YRCW yrcw.com Tony Carreño Vice President – Investor Relations (913) 696-6108 tony.carreno@yrcw.com Investor relations appendix

YRC WORLDWIDE INVESTOR PRESENTATION James Welch Chief Executive Officer, YRCW More than 37 years of industry experience and a 34-year veteran of the Company. Returned to the Company in 2011 to become CEO. Darren Hawkins President, Chief Operating Officer, YRCW More than 28 years of industry experience. Returned to the Company in 2013 and was President of YRC Freight prior to being named President and COO of YRCW. Stephanie Fisher Chief Financial Officer, YRCW More than 17 years of experience in accounting, financial analysis and corporate compliance. 13-year veteran of the Company; prior to being named CFO, was Vice President and Controller for the Company. Justin Hall Chief Customer Officer, YRCW Responsible for designing and deploying technology, logistics and innovative transportation solutions to enhance the customer experience and create growth opportunities. Former President of Logistics Planning Services. Jim Fry Vice President, General Counsel & Corporate Secretary, YRCW More than 21 years of industry experience. Prior to YRCW, served as Executive Vice President, General Counsel, and Secretary for Swift Transportation Company. ExperienceD senior management

YRC WORLDWIDE INVESTOR PRESENTATION Scott Ware President, Holland More than 31 years of industry experience. Prior to being named President of Holland, was Vice President of Operations and Linehaul for the Company. Howard Moshier President, New Penn More than 30 years of industry experience. Prior to being named President of New Penn, was the Senior Vice President of Operations for YRC Freight. Bob Stone President, Reddaway More than 33 years of industry experience. Prior to being named President of Reddaway, was the Vice President of Operations for Reddaway. TJ O’Connor President, YRC Freight More than 35 years of industry experience. Prior to being named President of YRC Freight, was President of Reddaway. Experienced senior management

YRC WORLDWIDE INVESTOR PRESENTATION Employees covered by collective bargaining agreements. Required contractual contributions anticipated to be an average of $2.22 per hour in 2018(a). 2018 cash contributions to be approximately $105 million(a). Expense included in EBITDA. Not impacted by changes in interest rates. Contributions are made to 32 multi-employer pension plans with various levels of underfunding. Pension plans are managed by independent trustees. If the Company were to withdraw from or there was a termination of all of the multi-employer pension plans, the Company’s portion of the contingent liability would be an estimated $9 billion. However…YRC Worldwide has, and expects to continue, making its required contractual contributions to the multi-employer pension plans thus SIGNIFICANTLY minimizing the potential of any material contingent liability becoming due. Additionally, to our knowledge, there are no regulations that would change our average per hour contribution for the remaining term of the Memorandum of Understanding (MOU) as that is contractually agreed to by and between the Company and the individual funds nor are we aware of any regulations that would materially change the status or amount of our contingent liability. As long as we continue to pay what is contractually agreed to, there should be no issue. (a) The estimated contribution amount is subject to potential increases under the 2014 MOU Extension Agreement if the Company’s health and welfare contributions made to maintain the current level of health and welfare benefits are less than the health and welfare contribution amounts already negotiated. Multi-employer pension plans

YRC WORLDWIDE INVESTOR PRESENTATION Certain employees not covered by collective bargaining agreements. Plans closed to new participants effective January 1, 2004 with benefit accrual for active employees frozen effective July 1, 2008. Future funding requirements are primarily driven by movements in plan asset returns and discount rate. Long-term strategy is to reduce the risk of the underfunded plans. On average, the single-employer pension expense from 2015 – 2017 was approximately $17 million, excluding the expense recognition of settlements from lump sum payouts. Reflects a $12.2 million contribution due in January 2017 that was paid in December 2016 Reflects a $14.0 million contribution due in January 2018 that was paid in December 2017 Single-employer pension plans (a) (b)

YRC WORLDWIDE INVESTOR PRESENTATION YRCW’s credit ratings as of December 31, 2017: Standard & Poor’s Corporate Family Rating was B- with Stable outlook Moody’s Investor Service Corporate Family Rating was B3 with Positive outlook 3.38x LTM as of 4Q 2017 Credit facility covenants

YRC WORLDWIDE INVESTOR PRESENTATION consolidated

YRC WORLDWIDE INVESTOR PRESENTATION Focused on improving cash flows while simultaneously increasing reinvestment into the Company. (a) Free cash flow = operating cash flow less acquisitions of property and equipment, net of disposals Cash flow

YRC WORLDWIDE INVESTOR PRESENTATION Fourth quarter and full-year 2017 volume and yield (a) Percent change based on unrounded figures and not the rounded figures presented

YRC WORLDWIDE INVESTOR PRESENTATION (a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA ($ in millions) Ebitda reconciliation (consolidated)

YRC WORLDWIDE INVESTOR PRESENTATION (a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA ($ in millions) EBitda reconciliation (segment)

YRC WORLDWIDE INVESTOR PRESENTATION ($ in millions) Free cash flow reconciliation